UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934


       Date of Report (Date of earliest event reported): February 7, 2007

      GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME P-1 LIMITED PARTNERSHIP

        ----------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

     Texas                  0-17800                 73-1330245
----------------       ----------------        -------------------
(State or other          (Commission            (I.R.S. Employer
jurisdiction of           File Number)          Identification No.)
incorporation)

                  Two West Second Street, Tulsa, Oklahoma 74103
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
[  ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(B) Pro forma financial information.

     (1)  Geodyne Institutional/Pension Energy Income P-1 Limited Partnership
          (a)  Pro Forma Balance Sheet as of September 30, 2006.
          (b) Pro Forma Statement of Operations for the nine months ended September 30, 2006.
          (c) Pro Forma Statement of Operations for the year ended December 31, 2005.
          (d) Pro Forma Statement of Operations for the year ended December 31, 2004.
          (e) Pro Forma Statement of Operations for the year ended December 31, 2003.




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




UNAUDITED PRO FORMA FINANCIAL DATA
----------------------------------

The following unaudited pro forma balance sheet as of September 30, 2006, unaudited pro forma statements of operations for the nine months ended September 30, 2006, and the unaudited pro forma statements of operations for the years ended December 31, 2005, 2004 and 2003 give effect to the sale of producing properties at an auction in February 2007 as described in ITEM 2 to Form 8-K dated February 7, 2007 and filed February 13, 2007 and October and December 2006 auctions described in previous 8-K filings. The unaudited pro forma balance sheet is presented as if the divestitures had occurred on September 30, 2006. The unaudited pro forma statements of operations are presented as if the divestitures had occurred on January 1, 2003. The unaudited pro forma financial data are based on assumptions and includes adjustments as explained in the notes to the unaudited pro forma financial statements. The actual recording of the transactions could differ.



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




                            GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME P-1 LIMITED PARTNERSHIP
                                             UNAUDITED PRO FORMA BALANCE SHEET
                                                    SEPTEMBER 30, 2006

                                                          ASSETS


                                                    Pro Forma      Pro Forma        Pro Forma
                                                   Adjustments    Adjustments      Adjustments
                                                     October        December         February
                                                      2006            2006             2007
                                    Historical       Auction        Auction          Auction       Pro Forma
                                                    (Note 2a)      (Note 2b)         (Note 2c)
                                    ----------     -----------    -----------      -----------     -----------
CURRENT ASSETS:
   Cash and cash equivalents        $  575,129      $3,285,062       $322,460        $441,456       $4,624,107
   Accounts receivable:
      Net Profits                       63,300               -              -               -           63,300
   Assets held for sale                495,956     (   119,434)     (   6,799)          1,396          371,119
                                    ----------      ----------       --------        --------       ----------
Total current assets                $1,134,385      $3,165,628       $315,661        $442,852       $5,058,526

NET PROFITS INTERESTS, net
   utilizing the successful
   efforts method                      323,566               -              -               -          323,566
                                    ----------      ----------       --------        --------       ----------
                                    $1,457,951      $3,165,628       $315,661        $442,852       $5,382,092
                                    ==========      ==========       ========        ========       ==========



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




                            GEODYNE INSTITIONAL/PENSION ENERGY INCOME P-1 LIMITED PARTNERSHIP
                                           UNAUDITED PRO FORMA BALANCE SHEET
                                                  SEPTEMBER 30, 2006

                                             PARTNERS' CAPITAL (DEFICIT)


                                                    Pro Forma         Pro Forma      Pro Forma
                                                   Adjustments       Adjustments    Adjustments
                                                     October           December       February
                                                      2006               2006           2007
                                    Historical       Auction           Auction        Auction         Pro Forma
                                                    (Note 2a)         (Note 2b)       (Note 2c)
                                    ----------     ------------     -----------     ------------     -----------
PARTNERS' CAPITAL (DEFICIT):
   General Partner                 ($   35,427)     $  316,563         $ 31,566        $ 65,556         $378,258
   Limited Partners, issued
      and outstanding,
      108,074 units                  1,493,378       2,849,065          284,095         377,296        5,003,834
                                    ----------      ----------         --------        --------       ----------
Total Partners' capital             $1,457,951      $3,165,628         $315,661        $442,852       $5,382,092
                                    ----------      ----------         --------        --------       ----------
                                    $1,457,951      $3,165,628         $315,661        $442,852       $5,382,092
                                    ==========      ==========         ========        ========       ==========



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



                            GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME P-1 LIMITED PARTNERSHIP
                                        UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                       FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006


                                                      Pro Forma       Pro Forma        Pro Forma
                                                     Adjustments     Adjustments      Adjustments
                                                      October          December         February
                                                        2006             2006             2007
                                     Historical        Auction         Auction          Auction      Pro Forma
                                                      (Note 2d)       (Note 2d)         (Note 2d)
                                     ----------      -----------     ------------     -----------    ----------
REVENUES:
  Net Profits                          $525,611        $      -       $        -         $      -      $525,611
  Interest income                        13,555               -                -                -        13,555
  Gain on sale of Net
    Profits Interests                        19               -                -                -            19
  Other income                           13,554               -                -                -        13,554
                                       --------        --------       ----------         --------      --------
                                       $552,739        $      -       $        -         $      -      $552,739

COSTS AND EXPENSES:
  Depletion of Net Profits
    Interests                          $ 59,500        $      -       $        -         $      -      $ 59,500
  Impairment provision                   16,962               -                -                -        16,962
  General and administrative            114,950               -                -                -       114,950
                                       --------        --------       ----------         --------      --------
                                       $191,412        $      -       $        -         $      -      $191,412
                                       --------        --------       ----------         --------      --------



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





INCOME FROM CONTINUING
  OPERATIONS                           $361,327        $      -       $        -          $     -      $361,327
                                       ========        ========       ==========          =======      ========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                           $ 41,659        $      -       $        -          $     -      $ 41,659
                                       ========        ========       ==========          =======      ========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                           $319,668        $      -       $        -          $     -      $319,668
                                       ========        ========       ==========          =======      ========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit                  $   2.96        $      -       $        -          $     -      $   2.96
                                       ========        ========       ==========          =======      ========
UNITS OUTSTANDING                       108,074         108,074          108,074          108,074       108,074
                                       ========        ========       ==========          =======      ========




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



                      GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME P-1 LIMITED PARTNERSHIP
                                 UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                    FOR THE YEAR ENDED DECEMBER 31, 2005


                                                      Pro Forma      Pro Forma     Pro Forma
                                                     Adjustments    Adjustments   Adjustments
                                                       October        December      February
                                                        2006            2006          2007
                                     Historical        Auction        Auction       Auction       Pro Forma
                                                      (Note 2d)      (Note 2d)     (Note 2d)
                                     ----------      -----------    ------------ ------------     ----------
REVENUES:
  Net Profits                        $2,108,629       ($331,445)       ($74,542)     ($117,350)   $1,585,292
  Interest income                         8,941               -               -              -         8,941
  Gain on sale of Net
    Profits Interests                       349               -               -              -           349
                                     ----------        --------         -------       --------     ----------
                                     $2,117,919       ($331,445)       ($74,542)     ($117,350)   $1,594,582

COSTS AND EXPENSES:
  Depletion of Net Profits
    Interests                        $   79,493       ($ 13,417)       ($   809)     ($  1,509)       63,758
  General and administrative            148,028               -               -              -       148,028
                                     ----------        --------         -------       --------    ----------
                                     $  227,521       ($ 13,417)       ($   809)     ($  1,509)     $211,786
                                     ----------        --------         -------       --------    ----------



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




INCOME FROM CONTINUING
  OPERATIONS                         $1,890,398       ($318,028)       ($73,733)     ($115,841)   $1,382,796
                                     ==========        ========         =======       ========    ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                         $  195,300       ($ 33,010)       ($ 7,446)     ($ 11,720)   $  143,124
                                     ==========        ========         =======       ========    ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                         $1,695,098       ($285,018)       ($66,287)     ($104,121)   $1,239,672
                                     ==========        ========         =======       ========    ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit                $    15.68       ($   2.64)       ($  0.61)     ($   0.96)       $11.47
                                     ==========        ========         =======       ========    ==========
UNITS OUTSTANDING                       108,074         108,074         108,074        108,074       108,074
                                     ==========        ========         =======       ========    ==========



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



                      GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME P-1 LIMITED PARTNERSHIP
                                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                       FOR THE YEAR ENDED DECEMBER 31, 2004


                                                   Pro Forma        Pro Forma       Pro Forma
                                                   Adjustments     Adjustments     Adjustments
                                                     October        December        February
                                                      2006            2006            2007
                                    Historical       Auction        Auction          Auction         Pro Forma
                                                    (Note 2d)      (Note 2d)        (Note 2d)
                                    ----------     -----------    ------------    -------------      ----------
REVENUES:
  Net Profits                       $1,480,785      ($219,097)       ($29,662)       ($166,950)      $1,065,076
  Interest income                        2,902              -               -                -            2,902
  Gain on sale of Net
    Profits Interests                   17,563              -               -                -           17,563
  Other income                           3,474              -               -                -            3,474
                                    ----------       --------         -------         --------       ----------
                                    $1,504,724      ($219,097)       ($29,662)       ($166,950)      $1,089,015

COSTS AND EXPENSES:
  Depletion of Net Profits
    Interests                       $   67,699      ($ 13,066)       ($   689)       ($    530)      $   53,414
  General and administrative           142,133              -               -                -          142,133
                                    ----------       --------         -------         --------       ----------
                                    $  209,832      ($ 13,066)       ($   689)       ($    530)      $  195,547
                                    ----------       --------         -------         --------       ----------



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





INCOME FROM CONTINUING
  OPERATIONS                        $1,294,892      ($206,031)       ($28,973)       ($166,420)      $  893,468
                                    ==========       ========         =======         ========       ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                        $  133,520      ($ 21,779)       ($ 2,959)       ($ 16,690)      $   92,092
                                    ==========       ========         =======         ========       ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                        $1,161,372      ($184,252)       ($26,014)       ($149,730)      $  801,376
                                    ==========       ========         =======         ========       ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit               $    10.75      ($   1.70)       ($  0.24)       ($   1.39)      $     7.42
                                    ==========       ========         =======         ========       ==========
UNITS OUTSTANDING                      108,074        108,074         108,074          108,074          108,074
                                    ==========       ========         =======         ========       ==========



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



                      GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME P-1 LIMITED PARTNERSHIP
                                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                       FOR THE YEAR ENDED DECEMBER 31, 2003


                                                      Pro Forma      Pro Forma       Pro Forma
                                                     Adjustments    Adjustments     Adjustments
                                                       October        December        February
                                                        2006            2006            2007
                                     Historical        Auction        Auction         Auction        Pro Forma
                                                      (Note 2d)      (Note 2d)        (Note 2d)
                                     ----------      -----------    ------------  ------------       ----------
REVENUES:
  Net Profits                        $1,370,158       ($160,121)       ($32,825)     ($166,899)      $1,010,313
  Interest income                         2,110               -               -              -            2,110
  Gain on sale of Net
    Profits Interests                    43,930               -               -              -           43,930
                                     ----------        --------         -------       --------       ----------
                                     $1,416,198       ($160,121)       ($32,825)     ($166,899)      $1,056,353

COSTS AND EXPENSES:
  Depletion of Net Profits
    Interests                        $   79,938       ($ 14,688)       ($   892)     ($    547)      $   63,811
  General and administrative            143,103               -               -              -          143,103
                                     ----------        --------         -------       --------       ----------
                                     $  223,041       ($ 14,688)       ($   892)     ($    547)      $  206,914
                                     ----------        --------         -------       --------       ----------



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




INCOME FROM CONTINUING
  OPERATIONS                         $1,193,157       ($145,433)       ($31,933)     ($166,352)      $  849,439
                                     ==========        ========         =======       ========       ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                         $  126,299       ($ 15,865)       ($ 3,274)     ($ 16,684)      $   90,476
                                     ==========        ========         =======       ========       ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                         $1,066,858       ($129,568)       ($28,659)     ($149,668)      $  758,963
                                     ==========        ========         =======       ========       ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit                $     9.87       ($   1.20)       ($  0.27)     ($   1.38)      $     7.02
                                     ==========        ========         =======       ========       ==========
UNITS OUTSTANDING                       108,074         108,074         108,074        108,074          108,074
                                     ==========        ========         =======       ========       ==========




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NOTE 1 - BASIS OF PRESENTATION

The Unaudited Pro Forma Balance Sheet as of September 30, 2006 is presented as if the divestitures had occurred on September 30, 2006. The Unaudited Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003 and for the nine months ended September 30, 2006 are presented as if the divestitures had occurred on January 1, 2003.

The Partnership follows the successful efforts method of accounting under which proceeds from the sale of oil and gas properties are accounted for as gains or losses net of their carrying costs and transaction expenses.

The Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003, and for the nine months ended September 30, 2006, do not reflect the estimated gain on the divestitures. Assuming the sales closed on September 30, 2006, an estimated non-recurring gain of $3,165,628 for the October 2006 auction, an estimated non-recurring gain of $315,661 for the December 2006 auction, and an estimated non-recurring gain of $442,852 for the February 2007 auction would have been recognized.

NOTE 2 - PRO FORMA ADJUSTMENTS

(a) Reflects net sales proceeds from the October 2006 auction of $3,285,062 for the P-1 Partnership and the reversal of the Net Profits Interests and the asset retirement obligations associated with the properties sold.

(b) Reflects net sales proceeds from the December 2006 auction of $322,460 for the P-1 Partnership and the reversal of the Net Profits Interests and the asset retirement obligations associated with the properties sold.

(c) Reflects net sales proceeds from the February 2007 auction of $441,456 for the P-1 Partnership and the reversal of the Net Profits Interests and the asset retirement obligations associated with the properties sold.

(d) Oil and gas sales, lease operating expenses, and production taxes are adjusted to reflect the reversal of revenues and expenses attributable to the sold properties. Depletion of Net Profits Interests is adjusted for the reductions in depletion of Net Profits Interests and asset retirement obligation accretion expenses attributable to the properties sold. These adjustments were not necessary in the unaudited Pro Forma Statements of Operations for the nine months ended September 30, 2006 as the operating results of the sold properties were already reflected as discontinued operations.



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




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME
                                    P-1 LIMITED PARTNERSHIP

                                    By:  GEODYNE RESOURCES, INC.
                                    General Partner

                                    //s// Dennis R. Neill
                                    -----------------------------
                                    Dennis R. Neill
                                    President

DATE: February 16, 2007


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